                                                                      Exhibit 24

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Edward Grzedzinski and James M. Bahin, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-1 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Common Stock of NOVA Corporation, including any registration statement filed pursuant to Rule 462(b), and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 21st day of April, 1998.



                                       /s/ Charles T. Cannada
                                       ---------------------------
                                           Charles T. Cannada

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Edward Grzedzinski and James M. Bahin, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-1 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Common Stock of NOVA Corporation, including any registration statement filed pursuant to Rule 462(b), and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 21st day of April, 1998.



                                       /s/ Dr. James E. Carnes
                                       ---------------------------
                                           Dr. James E. Carnes

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Edward Grzedzinski and James M. Bahin, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-1 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Common Stock of NOVA Corporation, including any registration statement filed pursuant to Rule 462(b), and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 21st day of April, 1998.



                                       /s/ Dr. Henry Kressel
                                       ---------------------------
                                           Dr. Henry Kressel

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Edward Grzedzinski and James M. Bahin, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-1 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Common Stock of NOVA Corporation, including any registration statement filed pursuant to Rule 462(b), and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 21st day of April, 1998.



                                       /s/ Joseph P. Landy
                                       ---------------------------
                                           Joseph P. Landy

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Edward Grzedzinski and James M. Bahin, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign the Registration Statement on Form S-1 under the provisions of the Securities Act of 1933, as amended, for the registration of shares of Common Stock of NOVA Corporation, including any registration statement filed pursuant to Rule 462(b), and to sign any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     This 21st day of April, 1998.



                                       /s/ Maurice F. Terbrueggen, Jr.
                                       ----------------------------------
                                           Maurice F. Terbrueggen, Jr.